                                                                     EXHIBIT 4.3

                          RADNOR HOLDINGS CORPORATION
                        $100,000,000 AGGREGATE PRINCIPAL
                              AMOUNT OF 10% SENIOR
                                 NOTES DUE 2003



                               PURCHASE AGREEMENT
                               ------------------



                                            December 2, 1996



ALEX. BROWN & SONS INCORPORATED
NATWEST CAPITAL MARKETS LIMITED
c/o Alex. Brown & Sons Incorporated
1290 Avenue of the Americas
10th Floor
New York, New York 10104

Ladies and Gentlemen:

          Radnor Holdings Corporation, a Delaware corporation (the "Company"),
                                                                    -------
proposes, subject to the terms and conditions stated herein, to issue and sell to Alex. Brown & Sons Incorporated and NatWest Capital Markets Limited (together, the "Initial Purchasers") $100,000,000 aggregate principal amount of
                ------------------
10% Senior Notes due 2003 (the "Notes").  The companies listed on Schedule 2
                                -----                             ----------
hereto (collectively, the "Guarantors" and, together with the Company, the
                           ----------
"Issuers") propose to fully and unconditionally guarantee, on an unsecured
--------
senior basis, the obligations of the Company under the Notes (the "Guarantees"
                                                                   ----------
and, together with the Notes, the "Securities").  The Securities will be issued
                                   ----------
pursuant to the provisions of an Indenture to be dated as of December 5, 1996 (the "Indenture") among the Issuers and First Union National Bank, as trustee
      ---------
(the "Trustee").  Unless otherwise defined in this Agreement, capitalized terms
      -------
have the meanings specified or referred to in the Final Offering Memorandum referred to below.

          The Company has entered into a Stock Purchase Agreement dated October 30, 1996 (the "Stock Purchase Agreement") with the holders (the "Sellers") of
               ------------------------                          -------
all of the outstanding capital stock of and other equity interests in SP Acquisition Co. (together with its subsidiaries, "StyroChem"), with respect to
                                                  ---------
the
acquisition by the Company (the "StyroChem Acquisition") of all the outstanding
                                 ---------------------
shares of common and preferred capital stock and all options and warrants to purchase the common and preferred capital stock of SP Acquisition Co. and certain related matters. Concurrently with the consummation of the offering of the Securities, the Company will enter into an amended and restated credit agreement (the "Amended Credit Agreement") with The Bank of New York Commercial
                ------------------------
Corporation, as agent and a lender, and the other lenders party thereto (collectively, the "U.S. Banks"). Concurrently with the consummation of the
                    ----------
StyroChem Acquisition, (i) the Company will issue and sell the Notes, (ii) certain Guarantors will enter into a guaranty with the Banks and other related agreements specified in the Amended Credit Agreement, (iii) the Company will borrow certain amounts under the Amended Credit Agreement and (iv) the Company will enter into an amendment with respect to, and will borrow certain amounts under, the bank loan agreement with the Bank of Montreal (together with the U.S. Banks, the "Banks"), dated February 25, 1994 (as amended, the "Canadian Credit
            -----                                              ---------------
Agreement" and, together with the Amended Credit Agreement, the "Credit
---------                                                        ------
Agreements").  The borrowings under the Credit Agreements are referred to
----------
collectively as the "Other Financings."  The net proceeds of the sale of the
                     ----------------
Securities will be used, together with the net proceeds of the Other Financings, to fund a portion of the cash purchase price and related fees and expenses in connection with the StyroChem Acquisition, to repay certain outstanding indebtedness of WinCup Holdings, L.P. (the "Joint Venture"), to fund the
                                            -------------
acquisition of the interest in the Joint Venture not currently held by WinCup Holdings, Inc. ("WinCup"), including the repayment of outstanding indebtedness
                 ------
of the Joint Venture (the "J.R. Cup Acquisition" and together with the StyroChem
                           --------------------
Acquisition, the "Acquisitions"), to redeem certain shares of the Company's
                  ------------
preferred stock and certain outstanding equity warrants held by a third party and for general corporate purposes. The term "Company" as used herein means the
                                               -------
Company after the consummation of the Acquisitions, unless the context otherwise requires. The Stock Purchase Agreement (including without limitation the non-competition agreement and consulting agreement executed in connection therewith), the Credit Agreements and the agreements entered into in connection with the J.R. Cup Acquisition are referred to collectively as the "Other
                                                                   -----
Transaction Documents."
---------------------

          The Securities will be offered without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on
                                         --------------
exemptions therefrom provided by Section 4(2) of the Securities Act and Rule 144A promulgated thereunder.

          In connection with the sale of the Securities, the Company has prepared and delivered to each Initial Purchaser a preliminary offering memorandum dated November 12, 1996 (as amended or supplemented, the "Preliminary
                                                                     -----------
Offering Memorandum") and will prepare and deliver to each Initial Purchaser on
-------------------
the
date hereof or the next succeeding business day a final offering memorandum dated December 2, 1996 (as amended or supplemented, the "Final Offering
                                                         --------------
Memorandum" and, together with the Preliminary Offering Memorandum, each a
----------
"Memorandum") setting forth or including a description of the Securities, the
-----------
terms of the offering of the Securities, a description of the StyroChem Acquisition, a description of the Company and any material developments relating to any of them occurring after the date of the most recent financial statements included therein.

          You and your direct and indirect transferees will be entitled to the benefits of an Exchange and Registration Rights Agreement to be entered into among the Issuers and the Initial Purchasers in form and substance reasonably satisfactory to the Initial Purchasers (the "Registration Rights Agreement"),
                                             -----------------------------
pursuant to which the Issuers will agree to use their best efforts to file and have declared effective a registration statement (an "Exchange Offer
                                                      --------------
Registration Statement"), or a shelf registration statement, with the Securities
----------------------
and Exchange Commission (the "Commission") registering the offer and sale of the
                              ----------
Exchange Notes and guarantees referred to in the Registration Rights Agreement, or resales of the Securities, as the case may be, under the Securities Act.

          1.   Representations and Warranties.  The Issuers, jointly and
               ------------------------------
severally, represent and warrant to and agree with you that:

          (a) The Preliminary Offering Memorandum, as of its date, and the Final Offering Memorandum, as of its date and as of the Closing Date (as defined below), do not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(a) do not apply to statements or omissions contained in the Preliminary Offering Memorandum or the Final Offering Memorandum made in reliance upon and in conformity with information relating to the Initial Purchasers furnished by the Initial Purchasers to the Company in writing expressly for use in either Memorandum or any amendment or supplement thereto;

          (b) Neither the Company nor any of the Guarantors has sustained, since the date of the most recent financial statements included in the Final Offering Memorandum, any loss or interference with its business (i) from fire, explosion, flood or other calamity, whether or not covered by insurance, or (ii) from any labor dispute or court or governmental action, order or decree, which loss or interference in the case of (i) and (ii) above is material to the Company and the Guarantors, taken as a whole;

          (c) Since the respective dates as of which information is given in the Final Offering Memorandum there has not been, and prior to the Closing Date there will not be, any change in the capital stock or other equity interests or long-term debt, or any material change in the short-term debt, of the Company or any of the Guarantors, other than as contemplated in connection with the Acquisitions and the Other Financings, or any change or development which could reasonably be expected to have a material adverse effect upon the business, assets, condition (financial or otherwise), results of operations or prospects of the Company and the Guarantors, taken as a whole, or on the ability of the Issuers to perform their respective obligations under this Agreement, the Notes, the Guarantees, the Indenture, the Registration Rights Agreement and the Other Transaction Documents (a "Material Adverse Effect"), in each case other than as fully disclosed in
     ------------------------
     the Final Offering Memorandum;

          (d) The Company and the Guarantors have, as of the date hereof, and will have, upon the consummation of the Acquisitions and the Other Financings, good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except Permitted Liens, and any real property and buildings held under lease by the Company and the Guarantors are, as of the date hereof, and will be, upon the consummation of the Acquisitions and the Other Financings, held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made of such real property and buildings by the Company and the Guarantors; all rent and other sums and charges payable by the Company and the Guarantors as tenants thereunder are current, no termination event or condition or uncured default on the part of the Company or any such Guarantor or, to the best of the Company's knowledge and belief, the landlord, exists under any such lease; each of the Company and the Guarantors has complied with all material obligations, considering applicable grace periods, under all material leases to which such person is a party and under which such person is in occupancy; with respect to all such leases, to the best knowledge of the Company, no person has instituted or threatened to institute proceedings, or has taken or threatened to take any other action, to challenge or terminate, and no event or circumstance has occurred which reasonably could be expected to materially interfere with (x) the lessee's right to occupy the premises leased thereunder or to continue to use such premises in the manner in which it is currently being used, or (y) the lessor's right to continue to lease such premises to the lessee; and none of such leases contains any provision restricting the incurrence of indebtedness by the lessee, or any unusual or burdensome provision which could reasonably be expected to have a Material Adverse Effect;

          (e) The Company and each Guarantor (excluding StyroChem International, Inc. and StyroChem International, Ltd.) has been duly incorporated or organized and is validly existing as a corporation or limited partnership, as the case may be, in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as described in the Final Offering Memorandum and to enter into and perform its obligations under this Agreement, and has been duly qualified as a foreign corporation or limited partnership, as the case may be, for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases property, or conducts any business, so as to require such qualification; each of StyroChem International, Inc., and StyroChem International, Ltd. has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and to conduct its business as described in the Final Offering Memorandum and to enter into and perform its obligations under this Agreement and, except as set forth in the Disclosure Schedule provided by the Sellers pursuant to the Stock Purchase Agreement, has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases property, or conducts any business, so as to require such qualification; other than the Subsidiaries listed on Schedule 2 hereto, the Company has no direct or indirect
               ----------
     Subsidiaries;

          (f) The Company had, at the date indicated in the Final Offering Memorandum, an authorized, issued and outstanding capitalization as set forth in the column entitled "Actual" under the caption "Capitalization" in the Final Offering Memorandum and, based on the assumptions stated in the Final Offering Memorandum, the Company would have had, on the date indicated, the adjusted capitalization as set forth in the column entitled "Pro Forma" under the caption "Capitalization" in the Final Offering Memorandum; as of the date hereof and upon the consummation of the Acquisitions and the Other Financings, (i) all of the outstanding shares of capital stock of the Company are and will be duly and validly authorized and issued and are fully paid and non-assessable, and will be owned of record free and clear of all liens, encumbrances, equities or claims; (ii) except as described in the Final Offering Memorandum, after giving effect to the Acquisitions and the Other Financings, there will be no outstanding options, warrants, or other rights, calling for the issuance of, and no commitments, plans, or arrangements to issue any shares of capital stock of, the Company or any security convertible or exchangeable or exercisable for capital stock of the Company; (iii) except as described in the Final Offering Memorandum, all of the issued shares of capital stock of each Guarantor are and will be duly and validly authorized and issued, fully paid and non-assessable and, upon consummation of the Acquisitions and Other Financings, will be owned directly by the Company or a wholly-owned Subsidiary, free and clear of all liens, encumbrances, equities or claims; (iv) all partnership interests of the Joint Venture, upon consummation of the Acquisitions and the Other Financings, will be owned directly or indirectly by the Company or a wholly-owned Subsidiary, free and clear of all liens, encumbrances, equities or claims; and (v) except as described in the Final Offering Memorandum, after giving effect to the Acquisitions and the Other Financings, there will be no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any equity interests of any Guarantor;

          (g) This Agreement has been duly authorized, executed and delivered by each of the Issuers and, assuming due authorization, execution and delivery by the Initial Purchasers, is a legal, valid and binding agreement of the Issuers enforceable against the Issuers in accordance with its terms, except as (i) may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or fraudulent transfer or other similar laws relating to or affecting creditors' rights generally,
     (ii) such enforceability is subject to general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law and (iii) rights to indemnity and contribution may be limited by state or Federal laws relating to securities or by policies underlying such laws;

          (h) The Indenture has been duly authorized by each of the Issuers, and, when executed and delivered by the Issuers on the Closing Date, and assuming due authorization, execution and delivery by the Trustee, will be a legal, valid and binding agreement of the Issuers enforceable against the Issuers in accordance with its terms, except as (i) may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or fraudulent transfer or other similar laws relating to or affecting creditors' rights generally and (ii) such enforceability is subject to general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law; and the Indenture will be in sufficient form for qualification under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of
                      -------------------
     the Commission promulgated thereunder and will conform in all material respects to the description thereof set forth in the Final Offering Memorandum;

          (i) The Notes and the Exchange Notes have been duly and validly authorized and, when executed and authenticated in accordance with the terms of the Indenture and when the Notes have been delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, (i) will be legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as
     (A) may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or fraudulent transfer or other similar laws relating to or affecting creditors' rights generally and (B) such enforceability is subject to general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law and (ii) will be entitled to the benefits of the Indenture; and the Securities will conform in all material respects to the descriptions thereof contained in the Final Offering Memorandum under the heading "Description of the Notes;"

          (j) The Guarantees have been duly and validly authorized and, when executed and authenticated in accordance with the terms of the Indenture and delivered to the Initial Purchasers in accordance with the terms of this Agreement, (i) will be legal, valid and binding obligations of the Guarantors enforceable against the Guarantors in accordance with their terms, except as (A) may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or fraudulent transfer or other similar laws relating to or affecting creditors' rights generally and
     (B) such enforceability is subject to general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law and (ii) will be entitled to the benefits of the Indenture;

          (k) The Registration Rights Agreement has been duly authorized by each of the Issuers, and, assuming due authorization, execution and delivery by the Initial Purchasers, when executed and delivered by the Issuers on or prior to the Closing Date, will be a legal, valid and binding agreement of the Issuers enforceable against the Issuers in accordance with its terms, except as (i) may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or fraudulent transfer or other similar laws relating to or affecting creditors' rights generally,
     (ii) such enforceability is subject to general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law and (iii) rights to indemnity and contribution may be limited by state or Federal laws relating to securities or by policies underlying such laws; and the Registration Rights Agreement will conform in all material respects to the description thereof set forth in the Final Offering Memorandum;

          (l) The execution, delivery and performance by the Issuers of this Agreement, the Indenture, the Securities and the Registration Rights Agreement, in each case to the extent each Issuer is a party, and the consummation of the transactions contemplated hereby and thereby including, without limitation, the issuance, sale and delivery of the Securities, the consummation of the Acquisitions and the Other Financings and the execution, delivery and performance by the Company of the Other Transaction Documents, will not (1) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, bank loan or credit agreement, lease or other agreement or instrument to which the Company or any of the Guarantors is a party or by which the Company or any of the Guarantors is bound or to which any of the property or assets of the Company or any of the Guarantors is subject, (2) result in any violation of the provisions of the charter, including without limitation any Certificate of Incorporation, Articles of Incorporation or Certificate of Limited Partnership, as the case may be, or the By-laws or Agreement of Limited Partnership (or other organizational or governing documents), in each case as amended, of the Company or any of the Guarantors or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Guarantors or any of their properties, (3) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Company or any of the Guarantors, except pursuant to or as contemplated by the terms of the Indenture and the Credit Agreements, or
     (4) constitute a default under any ordinance, license or permit, except, in the case of the events specified in clauses (1), (3) and (4) above, for such conflicts, violations or defaults which would not have a Material Adverse Effect; no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issuance and sale of the Securities or the consummation of the other transactions contemplated by this Agreement, the Indenture and the Registration Rights Agreement or the consummation of the Acquisitions or the Other Financings, including, without limitation, the issuance, sale and delivery of the Securities and the execution, delivery and performance by the Company and the Guarantors of the Other Transaction Documents, except such consents, approvals, authorizations, registrations or qualifications as have been obtained or as may be required under state securities or Blue Sky laws in connection with the offer and sale of the Securities and as may be required by the Securities Act, the securities or Blue Sky laws of the various states and the Trust Indenture Act in conjunction with an exchange offer for, or registered resale of, the Securities pursuant to the Registration Rights

     Agreement; the Company and each Guarantor has full power and authority to enter into and perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement and the Other Transaction Documents and to issue, sell and deliver the Securities to be sold to the Initial Purchasers as provided herein and therein;

          (m) Except as set forth in the Final Offering Memorandum, there are no legal or governmental proceedings (other than proceedings with respect to Environmental Laws or Hazardous Materials in respect of which Section 1(s) is applicable) pending to which the Company or any of the Guarantors is a party or of which any property of the Company or any of the Guarantors is the subject which are reasonably expected to have, individually or in the aggregate, a Material Adverse Effect; to the best knowledge of the Issuers, no such proceedings are threatened or contemplated by governmental authorities or threatened or contemplated by others; and the statements made in the Final Offering Memorandum, insofar as they describe agreements, contracts or legal proceedings, constitute fair summaries thereof and are accurate in all material respects; all pending legal or governmental proceedings to which the Company or any Guarantor is a party or of which any of their respective property or assets is the subject which are not described in the Final Offering Memorandum, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material;

          (n) Except as set forth in the Final Offering Memorandum, the Company and each Guarantor, on the date hereof, owns or possesses, and upon consummation of the Acquisitions and the Other Financings, will own or possess, all governmental licenses, permits, certificates, consents, orders, approvals and other authorizations (including those required by applicable Environmental Laws (as defined below)) necessary to own, lease, construct and operate its properties and to conduct its business as presently conducted by it and described in the Final Offering Memorandum, except where the failure to own or possess such licenses, permits, certificates, consents, orders, approvals and other authorizations would not have, individually or in the aggregate, a Material Adverse Effect (collectively, "Material Licenses"); all of the Material Licenses are valid
                     -----------------
     and in full force and effect, the Company and each Guarantor has fulfilled and performed its respective obligations with respect to such Material Licenses, and no event has occurred which allows, or after notice or lapse of time or both would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Material Licenses; and neither the Company nor any Guarantor has received any written notice of proceedings relating to revocation, modification or termination of any such Material Licenses which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

          (o) Each of Arthur Andersen LLP and Deloitte and Touche LLP, who have certified certain financial statements as set forth in their reports included in each Memorandum, are independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder;

          (p) The consolidated financial statements of the Company and its Subsidiaries, the financial statements of the J.R. Cup Foam Container Operations of James River Paper Company, Inc. and the consolidated financial statements of SP Acquisition Co. and its Subsidiaries included in each Memorandum present fairly the consolidated financial condition, results of operations, and cash flows of the Company and its Subsidiaries, the J.R. Cup Foam Container Operations of James River Paper Company, Inc. and SP Acquisition Co. and its Subsidiaries, respectively, as of the dates and for the periods therein specified and the balance sheets included in each Memorandum present fairly the financial condition and stockholders' equity or owner's investment, as the case may be, of the Company and its Subsidiaries, the J.R. Cup Foam Container Operations of James River Paper Company, Inc. and SP Acquisition Co. and its Subsidiaries as of the date specified, in each case in conformity with generally accepted accounting principles consistently applied throughout the periods involved, except as otherwise stated therein; the unaudited pro forma financial data included
                                             --- -----
     in each Memorandum have been prepared in accordance with the rules and guidelines of the Commission with respect to pro forma financial data and
                                                  --- -----
     give effect to assumptions which have been made on a reasonable basis and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein; and the other financial, accounting and statistical information and data related to the Company and its Subsidiaries, the J.R. Cup Foam Container Operations of James River Paper Company, Inc. and SP Acquisition Co. and its Subsidiaries set forth in each Memorandum present fairly, in all material respects, the information purported to be shown thereby at the respective dates and for the respective periods to which they apply, and except as disclosed therein, have been prepared on a basis consistent with the financial statements and the books and records of the entities as to which such information is shown;

          (q) Neither the Company nor any of the Guarantors has violated any Federal, state, local or foreign law relating to discrimination in employment nor any applicable wage or hour laws, nor any provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder ("ERISA"), nor has the
                                              -----

     Company or any of the Guarantors engaged in any unfair labor practice, which in each case could reasonably be expected to result, singly or in the aggregate, in a Material Adverse Effect; except as disclosed in the Final Offering Memorandum, there is (i) no unfair labor practice complaint pending against the Company or any of the Guarantors or, to the best knowledge of the Issuers, threatened against any of them, before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement pending or, to the best knowledge of the Issuers, threatened against any of them, (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Company or any of the Guarantors or, to the best knowledge of the Issuers, threatened against any of them or by the employers of any of their principal suppliers or contractors, except (with respect to any matter specified in clause (i) or (ii) above, singly or in the aggregate) such as would not have a Material Adverse Effect, and the Issuers have no reason to believe that the relationship of the Company and the Guarantors with their employees is likely to have a Material Adverse Effect;

          (r) The Company and each Guarantor, as of the date hereof, owns or possesses and, upon consummation of the Acquisitions and the Other Financings, will own or possess, adequate patent rights or licenses or other rights to use patent rights, inventions, trademarks, service marks, trade names and copyrights necessary to conduct the general business now operated by it and neither the Company nor any of the Guarantors has received any written notice of infringement of or conflict with asserted rights of others with respect to any patent, patent rights, inventions, trademarks, service marks, trade names or copyrights which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

          (s) Except as described in the Final Offering Memorandum, the Company and each Guarantor believes that it is in compliance in all respects with all Environmental Laws, except to the extent that failure to comply with such Environmental Laws would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect. Except as described in the Final Offering Memorandum, none of the Company or any of the Guarantors is the subject of any pending or, to the best knowledge of the Issuers, threatened Federal, state, local or foreign investigation evaluating whether any remedial action by the Company or the Guarantors is needed to respond to a release of any Hazardous Materials (as defined below) into the environment, resulting from the business operations of the Company or any of the Guarantors or ownership or possession of any of their properties or assets or is in contravention of any Environmental Law that the Company reasonably believes could result, individually or in the aggregate, in a fine or penalty in excess of $100,000 or in a Material Adverse Effect; except as described in the Final Offering Memorandum, none of the Company or any of the Guarantors has received any written notice or claim, nor are there pending or, to the knowledge of the Issuers, threatened lawsuits or governmental proceedings against them, with respect to violations of or liabilities under any Environmental Law or in connection with any release of any Hazardous Material into the environment that could reasonably be expected to result in a Material Adverse Effect. As used herein, "Environmental Laws" means
                                                     ------------------
     any Federal, state, local or foreign law, regulation, license, permit, certificate, consent, order, approval or other authorization applicable to the business operations of the Company or any of the Guarantors or ownership or possession of any of their properties or assets relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants and contaminants, and "Hazardous
                                                                   ---------
     Materials" means those substances, wastes, pollutants or contaminants that
     ---------
     are regulated by or form the basis of liability under any Environmental
     Laws;

          (t) Neither the Company nor any of the Guarantors is in violation of any term or provision of its charter, including without limitation any Certificate of Incorporation, Articles of Incorporation or Certificate of Limited Partnership, as the case may be, or its By-Laws or Agreement of Limited Partnership (or other organizational or governing documents), in each case as amended to the date hereof; the Company and each Guarantor is in compliance with all laws, rules, regulations, orders, judgments, writs and decrees applicable to it (other than Environmental Laws in respect of which Section 1(s) is applicable) other than those as to which failure to be in compliance, individually or in the aggregate, could not reasonable be expected to have a Material Adverse Effect;

          (u) No default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, bank loan or credit agreement, lease or other agreement or instrument to which the Company or any of the Guarantors is a party or by which the Company or any of the Guarantors is bound or to which any of the property or assets of the Company or any of the Guarantors is subject, which could reasonably be expected to have a Material Adverse Effect;

          (v) The Company and each Guarantor is conducting its business in compliance with all applicable Federal, state, local and foreign laws, rules, regulations, codes and ordinances relating to zoning, land use and employee or occupational safety except where such noncompliance would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect;

          (w) The Company and each Guarantor has timely filed all Federal, state, local and foreign income and other tax returns and notices required to be filed by applicable law and all such tax returns were in all material respects true, correct and complete; no audit, administrative proceedings or court proceedings are presently pending with regard to any material potential Federal, state, local or foreign tax of any nature; the Issuers have no knowledge, or any reasonable grounds to know, of any tax deficiencies which could reasonably be expected to have a Material Adverse Effect; the Company and each Guarantor has paid (within the time and in the manner prescribed by law) all Federal, state, local and foreign taxes of any nature which are shown on its returns to be due, in each case except for those not yet delinquent and those being contested in good faith by appropriate proceedings diligently conducted for which the Company and/or each Guarantor has established on its books and records adequate reserves to pay all outstanding tax liabilities in accordance with GAAP; neither the Company nor any of the Guarantors has requested any extension of time within which to file any material tax return, which return has not since been filed; the amounts currently set up as provisions for taxes or otherwise by the Company and the Guarantors on their books and records are sufficient for the payment of all their unpaid Federal, state, local and foreign taxes accrued through the dates as of which they speak, and for which the Company and the Guarantors may be liable in their own right, or as a transferee of the assets of, or as successor to any other corporation, association, partnership, joint venture or other entity;

          (x) The Company and each Guarantor maintains insurance covering their properties, operations, personnel and businesses, and such insurance insures against such losses and risks as are adequate in accordance with customary industry practice in the opinion of the Company and the Guarantors to protect the Company and the Guarantors and their businesses; neither the Company nor any of the Guarantors has received written notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance; and all such insurance is outstanding and duly in force on the date hereof;

          (y) The Company and each Guarantor maintains (and in the future will maintain) a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization;

     (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

          (z) The Company and each Guarantor, immediately after the Closing Date and after giving effect to the issuance of the Securities, the Acquisitions and the Other Financings, will, in the opinion of the Company, be Solvent; as used herein, the term "Solvent" means, with respect to any
                                           -------
     such entity on a particular date (i) the fair value of the property of such entity is greater than the total amount of liabilities (including contingent liabilities) of such entity, (ii) the present fair saleable value of the assets of such entity is greater than the probable liability of such entity on its total existing debts (including contingent liabilities) as they become absolute and matured, (iii) such entity will be able to pay its debts and liabilities as they mature and (iv) such entity will not have unreasonably small capital for the business in which it is engaged, as now conducted and as proposed to be conducted following the consummation of the Acquisitions, the Offering and the Other Financings;

          (aa) Neither the Company nor any "affiliate" (as defined in Rule 501(b) of Regulation D under the Securities Act, an "Affiliate") of the
                                                          ---------
     Company has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Securities (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, or in any action which would require the registration of the offering and sale of the Securities pursuant to this Agreement or which would violate applicable state securities or Blue Sky laws;

          (ab) Neither the Company nor any of the Guarantors is an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act") and the published rules and regulations
     -----------------------
     thereunder;

          (ac) Assuming the representations and warranties of the Initial Purchasers are true and correct, it is not necessary, in connection with the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by this Agreement and the Final Offering Memorandum to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act;

          (ad) When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Issuers which are listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
                                                           ------------
     the rules and regulations of the Commission promulgated thereunder, or quoted in a U.S. automated interdealer quotation system;

          (ae) None of the Issuers has distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Securities, none of them will distribute, any offering material in connection with the offering and sale of the Securities other than each Memorandum;

          (af) Neither the Company nor any Guarantor has or will take any action, directly or indirectly, prohibited by Rule 10b-6 promulgated under the Exchange Act, in connection with the offering of the Notes;

          (ag) Except with respect to the fees and expenses of the Initial Purchasers for their financial advisory services, which fees and expenses will be paid by the Company on the Closing Date, neither the Company nor any of the Guarantors nor any of their respective officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the issuance of the Securities;

          (ah) The Company and each Guarantor has complied and will comply with all provisions of SECTION 517.075 of the Florida statutes, and all regulations promulgated thereunder relating to issuers doing business with the government of Cuba or with any person or affiliate located in Cuba;

          (ai) None of the Company or the Guarantors or any agent thereof acting on the behalf of any of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or

     Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System;

          (aj) The Credit Agreements have been duly authorized by the Company and the other Guarantors party thereto, and, when executed and delivered by the Company and the other Guarantors party thereto on the Closing Date and assuming due authorization, execution and delivery by the Banks, will be legal, valid and binding agreements of the Company and the other Guarantors party thereto, enforceable against the Company and the other Guarantors party thereto in accordance with their terms, except as (i) may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or fraudulent transfer or other similar laws relating to or affecting creditors' rights generally and (ii) such enforceability is subject to general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law; and the Credit Agreements will conform in all material respects to the descriptions thereof set forth in the Final Offering Memorandum;

          (ak) To the actual knowledge of the Issuers, all of the representations and warranties of the Sellers in the Stock Purchase Agreement concerning the business of StyroChem and its Subsidiaries are true and correct in all material respects, and none of the Issuers (i) has any actual knowledge that any such representation or warranty will not be true and correct in all material respects as of the Closing Date or (ii) assumes any responsibility for the accuracy or completeness of any representation or warranty of the Sellers, provided that none of the Issuers had actual knowledge that such representation or warranty was inaccurate or incomplete on the Closing Date; and

          (al) No statement, representation, warranty or covenant made by the Issuers in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Initial Purchasers was or will be, when made, inaccurate, untrue or incorrect.

          Any certificate signed by an officer of the Company or any Guarantor pursuant to this Agreement or in connection with the payment of the purchase price and delivery of the certificates for the Securities, and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed a representation or warranty by the Company and such Guarantor to each Initial Purchaser as to the matters covered thereby. Except with respect to the representation made in Section 1(ak) hereof, all representations and warranties of the Issuers, to the extent they relate to StyroChem, are made to the best of the Company's knowledge, after reasonable investigation.

          2.   Purchase.  On the basis of the representations and warranties
               --------
contained in this Agreement, and subject to the terms and conditions herein set forth, the Issuers agree to issue and sell to each Initial Purchaser, severally and not jointly, and each Initial Purchaser, severally and not jointly, agrees to purchase from the Issuers, at a purchase price of 97% of the principal amount thereof, plus accrued interest, if any, from the Closing Date, the aggregate principal amount of Securities set forth in Schedule A opposite the name of such Initial Purchaser, plus any additional principal amount of Securities which such Initial Purchaser may become obligated to purchase pursuant to the provisions of
Section 11 hereof.

          3.   Delivery of Securities.  (a)  Certificates evidencing beneficial
               ----------------------
interests in the Securities, in definitive form, without interest coupons, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), or in the name of such other eligible nominee of DTC identified by you
  ---
to the Issuers in writing at least two full business days prior to the Closing Date, in the principal amounts corresponding to the aggregate principal amount of the Securities sold to QIBs (as defined in Section 5 below) (the "Global
                                                                     ------
Securities"), and certificates evidencing one or more individually denominated
----------
Securities, each in definitive form, without interest coupons, registered in such names and in such denominations as you may request in writing at least two full business days prior to the Closing Date, in the principal amounts corresponding to the aggregate principal amount of the Securities sold to institutional "accredited investors" (as defined in Section 5 below) who are not QIBs (the "Individual Securities") shall be delivered by or on behalf of the
           ---------------------
Issuers to you for your respective accounts against payment by you of the purchase price therefor by wire transfer of immediately available funds to an account specified by the Company by written notice to the Initial Purchasers, for the purchase price of the Securities being sold by the Issuers in Philadelphia, Pennsylvania, at 9:30 A.M., Philadelphia time, on December 5, 1996, or at such other time, date and place as you and the Company may agree upon in writing, such time and date being herein called the "Closing Date." The
                                                             ------------
Initial Purchasers and the Company have determined that it is not feasible to close at an earlier date. The Issuers agree to reimburse the Initial Purchasers by offset against the purchase price for the incremental cost of providing immediately available funds over the cost of obtaining New York Clearing House funds.

          (b) Certificates for the Securities so to be delivered will be in good delivery form, and will be made available for checking and packaging in Philadelphia, Pennsylvania, at least 24 hours prior to the Closing Date.

          (c) It is understood that each certificate evidencing Securities shall bear the following legend, until in the opinion of counsel to the Issuers such legend is no longer necessary or advisable because such Securities are no longer subject to the restrictions on transfer described therein:

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL INVESTOR THAT IS AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR"); (2) AGREES FOR THE BENEFIT OF RADNOR HOLDINGS CORPORATION THAT IT WILL NOT, WITHIN THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THIS SECURITY OR THE LAST DATE ON WHICH THIS SECURITY WAS HELD BY AN AFFILIATE OF RADNOR HOLDINGS CORPORATION, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO RADNOR HOLDINGS CORPORATION OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE), (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF SUCH HOLDER'S PROPERTY OR THE PROPERTY OF SUCH HOLDER'S ACCOUNT AT ALL TIMES BE WITHIN ITS CONTROL AND TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF ANY CERTIFICATED SECURITY WITHIN THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THE SECURITY OR THE LAST DATE ON WHICH SUCH CERTIFICATED SECURITY WAS HELD BY AN AFFILIATE OF RADNOR HOLDINGS CORPORATION, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE OF SUCH CERTIFICATED SECURITY RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT SUCH CERTIFICATED SECURITY TO THE TRUSTEE. IF ANY PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND RADNOR HOLDINGS CORPORATION, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY

     TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS.

          The Company shall pay any transfer taxes payable in connection with the initial delivery to the Initial Purchasers of the Securities.

          4.   Representations and Warranties of the Initial Purchasers.  Each
               --------------------------------------------------------
Initial Purchaser proposes to offer the Securities for resale only to certain investors (as further described in subparagraph (a) of this Paragraph 4) upon the terms and conditions set forth in this Agreement and each Memorandum at a purchase price initially equal to 100% of their face amount and each Initial Purchaser hereby represents and warrants to, and agrees with the Company, that:

          (a) Such Initial Purchaser is an institutional "accredited investor" (as defined in 501(a)(1), (2), (3) or (7) under the Securities Act) and will offer or sell the Securities only to persons who the Initial Purchaser reasonably believes are "qualified institutional buyers" ("QIBs") within
                                                                ----
     the meaning of Rule 144A under the Securities Act in transactions meeting the requirements of Rule 144A and to a limited number of institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that, prior to their purchase of the Securities, deliver to such Initial Purchaser a letter containing the representations and agreements set forth in Exhibit A hereto;
                                 ---------

          (b) Such Initial Purchaser has not and will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to, the methods described in Rule 502(c) under the Securities Act;

          (c) Such Initial Purchaser agrees that, prior to or simultaneously with the confirmation of sale to any purchaser of any of the Securities purchased by such Initial Purchaser from the Issuers pursuant hereto, provided that the Issuers have complied with their obligations under
     Section 6(a) hereof, such Initial Purchaser shall furnish to that purchaser a copy of the Final Offering Memorandum (and any amendment thereof or supplement thereto that the Issuers shall have furnished to such Initial Purchaser prior to the date of such confirmation of sale); and

          (d) Such Initial Purchaser understands that the Issuers, and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 7 hereof, Duane, Morris & Heckscher, counsel to the Issuers, and Milbank, Tweed, Hadley & McCloy, counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and such Initial Purchaser hereby consents to such reliance.

          5.  Covenants of the Issuers.  In consideration of the agreements of
              ------------------------
the Initial Purchasers contained in this Agreement, each of the Issuers jointly and severally covenants and agrees as follows:

          (a) To furnish to the Initial Purchasers, without charge, as many copies of each Memorandum and any supplements and amendments thereto as the Initial Purchasers may reasonably request;

          (b) Before amending or supplementing the Final Offering Memorandum subsequent to the execution of this Agreement, to furnish to the Initial Purchasers a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which the Initial Purchasers reasonably object;

          (c) If, at any time prior to the completion of the distribution of the Securities by the Initial Purchasers, any event occurs as a result of which the Final Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Final Offering Memorandum to comply with applicable law, the Issuers will promptly notify the Initial Purchasers thereof and will prepare, at the expense of the Issuers, an amendment or supplement to the Final Offering Memorandum that corrects such statement or omission or effects such compliance and deliver such amendment or supplement to the Initial Purchasers;

          (d) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions in the United States as the Initial Purchasers shall reasonably request; provided, however, that
                                                      --------  -------
     none of the Issuers shall be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject; to file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above provided; to supply the Initial Purchasers with such information as is necessary for the determination of the legality of the Securities in such jurisdictions as the Initial Purchasers may reasonably request;

          (e) Not, and not permit any of its Affiliates to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the

     Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of such Securities;

          (f) Except following the effectiveness of the Exchange Offer Registration Statement, not to solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities
     Act) or in any manner involving a public offering within the meaning of
     Section 4(2) of the Securities Act;

          (g) While any of the Securities remain outstanding, to make available, upon request, to any seller and to any prospective purchaser of such Securities the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act;

          (h) To use its best efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market and to use its best efforts to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company;

          (i) For a period of five years following the Closing Date, furnish to the Initial Purchasers copies of any annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to the Trustee or to the holders of the Securities pursuant to the Indenture;

          (j) Not, and not permit any of its Affiliates to, resell any Securities that have been acquired by any of them;

          (k) To use the proceeds from the sale of the Securities in the manner set forth in the Final Offering Memorandum and in a manner that will not result in any of the Issuers becoming an investment company within the meaning of the Investment Company Act, and the rules and regulations of the Commission thereunder; and

          (l) Upon consummation of the StyroChem Acquisition and as of the Closing Date, to cause each of SP Acquisition Co., StyroChem International Inc. and StyroChem International, Ltd. to become a Guarantor within the meaning of the Indenture and this Agreement and to sign and become parties to the Indenture, this Agreement and the Registration Rights Agreement.

          The Company and each Guarantor shall not, and shall cause each of its Affiliates not to, offer, sell, contract to sell or grant any option to purchase or otherwise transfer or dispose of any debt security, or any security convertible into or in exchange for, any such debt security of the Company or any such Guarantor (other than any private loan, credit or financing agreement with a bank or similar institution, or in connection with the Exchange Offer (as defined in the Registration Rights Agreements)), for a period of 180 days after the date of this Agreement, without the prior written consent of the Initial Purchasers.

          6.   Expenses.  Each of the Issuers jointly and severally covenants
               --------
and agrees that the Issuers will pay or cause to be paid: (a) the fees, disbursements and expenses of counsel and accountants for the Issuers and the Trustee and its counsel, and all other expenses, in connection with the preparation and printing of each Memorandum and amendments and supplements thereto and the furnishing of copies thereof, including charges for mailing, air freight and delivery and counting and packaging thereof and related offering documents to the Initial Purchasers and dealers; (b) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 6(d) hereof, including disbursements and expenses for counsel for the Initial Purchasers in connection with such qualification and in connection with Blue Sky surveys; (c) any fees charged by rating agencies for the rating of the Securities; (d) the costs and expenses in connection with the preparation, issuance and delivery of the Securities; (e) its pro rata share of the costs and expenses relating to investor presentations on any "road show" undertaken in connection with the marketing of the Notes, including, without limitation, travel fees and expenses; and (f) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 6, including the fees, if any, incurred in connection with the admission of the Securities for trading in any appropriate market system, including fees of the National Association of Securities Dealers, Inc. ("NASD") in connection with the initial and continued
                           ----
designation of the Securities as PORTAL Securities under the PORTAL Market Rules pursuant to NASD Rule 5322, the cost of the personnel of each of the Issuers and other internal costs, the cost of printing and engraving the certificates representing the Securities and all expenses and property, excise and similar taxes incident to the sale and delivery of the Securities to be sold by the Issuers to the Initial Purchasers hereunder. The Company will also reimburse the Initial Purchasers for all out-of-pocket expenses. It is understood, however, that, except as provided in this Section 6, the Initial Purchasers shall pay all of their own costs and expenses (including the fees of their counsel), including any advertising expenses incurred in connection with any offers they may make. If the sale of the Securities provided for herein is not consummated pursuant to the termination provisions of Section 12 hereof which prevent this Agreement from becoming effective, or by reason of any failure, refusal or inability on the part of the Issuers to perform any agreement on their part to be performed or because any other condition of the Initial Purchasers' obligations hereunder are not fulfilled, the Company shall reimburse the Initial Purchasers for all out-of-pocket disbursements (including reasonable fees and disbursements of counsel) incurred by the Initial Purchasers in connection with any investigation made by them, any preparation made by them in respect of the marketing of the Securities or in contemplation of the performance by them of their obligations hereunder.

          7.   Conditions to the Initial Purchasers' Obligations.  The
               -------------------------------------------------
obligations of the Initial Purchasers hereunder shall be subject, in the Initial Purchasers' discretion, to the following additional conditions:

          (a) The representations and warranties of the Issuers contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date; and the Issuers shall have performed all covenants and agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date.

          (b) The sale of the Securities by the Issuers hereunder shall not be enjoined (temporarily or permanently) on the Closing Date.

          (c) Subsequent to the date as of which information is given in the Final Offering Memorandum, except in each case as described in or as contemplated by the Final Offering Memorandum, the Company and the Guarantors shall not have incurred any liabilities or obligations, direct or contingent (other than in the ordinary course of business), that are material to the Company and the Guarantors taken as a whole or entered into any transactions not in the ordinary course of business that are material to the business, assets, condition (financial or other), results of operations or prospects of the Company and the Guarantors taken as a whole.

          (d) Subsequent to the date of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities, including the Securities, by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

          (e) The Initial Purchasers shall have received on the Closing Date a certificate of the Company dated the Closing

     Date and signed by its chief executive officer and by its chief financial officer, to the effect set forth in clauses (a), (b), (c) and (d) above.

          (f) The Initial Purchasers shall have received on the Closing Date a certificate from each Guarantor, including StyroChem, dated the Closing Date and signed by an executive officer of such Guarantor, to the effect that the representations and warranties of such Guarantor contained in this Agreement are true and correct as of the Closing Date and that such Guarantor has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before the Closing Date.

          (g) Milbank, Tweed, Hadley & McCloy, counsel to the Initial Purchasers, shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the issuance and sale of the Securities and the authorization, delivery, form and validity of this Agreement, the Indenture, the Registration Rights Agreement and the Other Transaction Documents and the accuracy and completeness of the representations, warranties or statements of the Company or any of the Guarantors, the performance of the covenants of the Company or any of the Guarantors, or the fulfillment of any of the conditions contained herein.

          (h) (i) Duane, Morris & Heckscher, counsel to the Issuers, shall have furnished to the Initial Purchasers its written opinion, dated the Closing Date, in the form attached hereto as Exhibit B. In furnishing such
                                                  ---------
     opinion, such counsel may rely on opinions of counsel, provided, however,
                                                            --------  -------
     that the Initial Purchasers shall have received a copy of each of such opinions which shall be dated the Closing Date, addressed to the Initial Purchasers or otherwise authorizing the Initial Purchasers to rely thereon, and that Duane, Morris & Heckscher, in its opinion delivered pursuant to this subsection, shall state that Duane, Morris & Heckscher has no reason to believe that the Initial Purchasers are, and they are, not justified in relying thereon.

            (ii) Stikeman, Elliott, special Canadian counsel to StyroChem, shall have furnished to the Initial Purchasers its written opinion, dated the Closing Date, in the form attached hereto as Exhibit C.
                                                  ---------

           (iii) Winstead Sechrest & Minick, special Texas counsel to StyroChem, shall have furnished to the Initial Purchasers its written opinion, dated the Closing Date, in the form attached hereto as Exhibit D.
                                                      ---------

          (i) Milbank, Tweed, Hadley & McCloy, counsel to the Initial Purchasers, shall have furnished to the Initial

     Purchasers their written opinion or opinions, dated the Closing Date, in form and substance satisfactory to you, with respect to the legal existence of the Company and certain of the Issuers, the Securities, the Final Offering Memorandum, the Indenture, the Registration Rights Agreement and other related matters as the Initial Purchasers may reasonably request.

          (j) (i) The Initial Purchasers shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, from Arthur Andersen LLP, independent public accountants for the Company, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the consolidated financial statements of the Company, the financial statements of the J.R. Cup Foam Container Operations of James River Paper Company, Inc. and certain financial information (including pro forma financial data) contained in the Final Offering Memorandum.

               (ii) The Initial Purchasers shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers, from Deloitte & Touche LLP, independent public accountants for StyroChem, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the consolidated financial statements of StyroChem and certain financial information contained in the Final Offering Memorandum.

          (k) (i) Neither the Company nor any of the Guarantors shall have sustained since September 30, 1996 any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and (ii) since the respective dates as of which information is given in the Final Offering Memorandum, there shall not have been any change in the capital stock or equity interests or long-term debt, or any material change in the short-term debt, of the Company or any of the Guarantors nor any material change otherwise than as set forth or contemplated in the Final Offering Memorandum, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Initial Purchasers so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Final Offering Memorandum.

          (l) Subsequent to the execution and delivery of this Agreement (i) there shall have been no declaration of war by the Government of the United States; (ii) there shall not have occurred any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or other calamity or crisis, the effect of which is such as to make it, in the reasonable judgment of the Initial Purchasers, impracticable to market the Securities or to enforce contracts for the resale of Securities and (iii) no event shall have occurred resulting in
     (A) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or on any automated quotation system or over-the-counter market regulated by the NASD being suspended or materially limited (other than limited halts due to market volatility pursuant to the rules of such exchange, system or market) or minimum or maximum prices being generally established on such exchange, or (B) additional material governmental restrictions, not in force on the date of this Agreement, being imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other governmental authority or (C) a general banking moratorium being declared by either Federal or New York authorities.

          (m) The Issuers shall have furnished or caused to be furnished to the Initial Purchasers at the Closing Date any additional certificates signed by the secretary or by the chief executive officer and the chief financial officer of the Company or any Guarantor, on behalf of the Issuers, satisfactory to the Initial Purchasers as to such matters as the Initial Purchasers may reasonably request.

          (n) The Issuers and the Initial Purchasers shall have entered into the Registration Rights Agreement.

          (o) The Credit Agreements shall have been executed and delivered by each of the parties thereto and shall be in full force and effect and the Company shall have availability under the Credit Agreements to borrow the amount necessary to consummate the transactions contemplated by the Final Offering Memorandum.

          (p) All of the elements of the StyroChem Acquisition and the Other Financings to be consummated on or prior to the Closing Date shall have been consummated, including without limitation the execution of the non-competition agreement between the Company and Richard Davidovich and the execution of the consulting agreement between the Company and Richard Davidovich.

          (q) The Company shall have consummated the J.R. Cup Acquisition and shall have entered into such agreements in connection therewith as are described in each Memorandum, including without limitation five-year extensions of a sales agent agreement, an equipment use agreement and a license relating to certain trademark rights, a sublease on manufacturing and warehouse facilities and a settlement of a dispute relating to certain disability claims.

          (r) The Notes shall have been designated for trading on PORTAL.

          (s) All legal opinions and accountants' "comfort" letters received in connection with the Acquisitions, whose form and substance shall have been determined by the Company, shall be addressed to, or permit reliance on by, and delivered to the Initial Purchasers.

          8.   Indemnity and Contribution.  (a)  Each of the Issuers jointly and
               --------------------------
severally agree to indemnify and hold harmless each Initial Purchaser, its officers, authorized representatives and directors (such officers, authorized representatives and directors of the Initial Purchasers being referred to in this Section 8(a) as "affiliated persons") and each person, if any, who controls
                      ------------------
the Initial Purchasers within the meanings of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities ("Losses"), joint or several, to which the Initial Purchasers or any
              ------
such controlling or affiliated person may become subject, under the Securities Act, the Exchange Act, any other Federal or state statutory law or regulation, at common law or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Memorandum, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, and will reimburse the Initial Purchasers and such controlling or affiliated persons for any legal or other expenses reasonably incurred by the Initial Purchasers and such controlling or affiliated person in connection with investigating, preparing to defend, defending or appearing as a third-party witness in connection with any such action or claim; provided, however, that
                                                     --------  -------
none of the Issuers shall be liable in any such case to the extent that such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission relating to the Initial Purchasers made in any Memorandum, or any amendment or supplement in reliance upon and in conformity with written information furnished to the Issuers by Alex. Brown & Sons Incorporated expressly for use therein; provided, further, that the
                                             --------  -------
indemnity obligations arising under this Section 8(a) with respect to the Preliminary Offering Memorandum shall not inure to the Initial Purchasers' benefit or that of any such controlling or affiliated person if the person asserting any such Losses purchased the Securities from the Initial Purchasers and if a copy (provided that the Issuers have complied with their obligations under Section 5(a) hereof) of the Final Offering

Memorandum was not sent or given by the Initial Purchasers or on the Initial Purchasers' behalf to such person at or prior to the written confirmation of the sale of the Securities to such person, and if the Final Offering Memorandum would have cured the untrue statement or omission giving rise to such Losses.

          The indemnity agreement in this Section 8(a) shall be in addition to any liability which any of the Issuers may otherwise have.

          (b) The Initial Purchasers will indemnify and hold harmless each Issuer, its officers, authorized representatives and directors (such officers, authorized representatives and directors of the Issuers being referred to in this Section 8(b) as "affiliated persons") and each person, if any, who controls
                      ------------------
any of the Issuers within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, against any Losses to which the Issuers may become subject, under the Securities Act, the Exchange Act, any Federal or state statutory law or regulation, at common law or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement made by the Initial Purchasers in Section 4 hereof or (ii) an untrue statement or alleged untrue statement of a material fact contained in any Memorandum, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Memorandum or such amendment or supplement in reliance upon and in conformity with written information relating to the Initial Purchasers furnished to the Issuers by the Initial Purchasers expressly for use therein, and will reimburse the Issuers and such controlling persons for any legal or other expenses reasonably incurred by any of the Issuers and such controlling or affiliated persons in connection with investigating, preparing to defend, defending or appearing as a third-party witness in connection with any such action or claim.

          The indemnity agreement in this Section 8(b) shall be in addition to any liability which the Initial Purchasers may otherwise have.

          (c) Promptly after receipt by an indemnified party under Section 8(a) or 8(b) of notice of the commencement of any action (including any governmental investigation), such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under Section 8(a) or 8(b), except to the extent it was unaware of such action and has been prejudiced in any material respect by such failure, or from any liability which it may have to any indemnified party otherwise than under such Section 8(a) or 8(b). In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. If, however, (i) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party or (ii) an indemnified party shall have reasonably concluded that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them and the indemnified party so notifies the indemnifying party, then the indemnified party shall be entitled to employ counsel different from counsel for the indemnifying party at the expense of the indemnifying party and the indemnifying party shall not have the right to assume the defense of such indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same set of allegations or circumstances. The counsel with respect to which fees and expenses shall be so reimbursed shall be designated in writing by the Initial Purchasers in the case of parties indemnified pursuant to Section 8(a) and by Radnor Holdings Corporation in the case of parties indemnified pursuant to Section 8(b).

          The Issuers shall not be liable for any settlement of any such action or proceeding effected without the Company's written consent (not to be unreasonably withheld) and if settled with its written consent or if there is a final judgment for the plaintiff, the Issuers agree to indemnify and hold harmless each Initial Purchaser, its officers, authorized representatives and directors and each person, if any, who controls the Initial Purchasers within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act to the extent provided in this Agreement. Without limiting the generality of the foregoing, no indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or has been threatened to be made a party by such indemnified party and to which the indemnity herein is applicable; provided, however, that
                                                       --------  -------
an indemnifying party may effect such a settlement without the consent of the indemnified party if such settlement includes an unconditional release of such indemnified party from all liability for claims that are the subject matter of such proceeding or the indemnifying party indemnifies the indemnified party in writing and posts a bond for an amount equal to the maximum liability for all such claims as contemplated above.

          (d) If the indemnification provided for in paragraphs (a) and (b) of this Section 8 is for any reason unavailable to (other than by reason of exceptions provided therein), or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party under such paragraphs, in lieu of indemnifying such indemnified party thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect
(i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and the Initial Purchasers on the other hand shall be deemed to be in the same proportion as the total proceeds from the offering of the Securities (net of discounts and commissions but before deducting expenses) received by the Issuers bears to the total discounts and commissions received by the Initial Purchasers, as set forth on the cover page of the Final Offering Memorandum. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers, on the one hand or in writing by the Initial Purchasers, on the other hand, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

          (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation
                                                           --- ----
(even if the Issuer and the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal fees or other expenses reasonably incurred by such indemnified party in connection with defending or investigating any such action or claim. Notwithstanding the provisions of this Section 8, in no event shall the Initial Purchasers be required to contribute any amount in excess of the Initial Purchasers' discounts and commissions applicable to the Notes. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by any party as a result of this Section 8(e) shall be deemed to include any legal or other expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending such claim.

          (f) Promptly after receipt by any party to this Agreement of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (the "contributing party"), notify the contributing party of the commencement
 ------------------
thereof; but the omission so to notify the contributing party will not relieve it from any liability which it may have to any other party for contribution under the Securities Act, the Exchange Act or otherwise, except to the extent it was unaware of such action and has been prejudiced in any material respect by such failure or from any liability which it may have to any other party other than for contribution under the Securities Act, the Exchange Act or otherwise. In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party of the commencement thereof, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified.

          9.   Survival of Representations and Warranties.  The respective
               ------------------------------------------
indemnities, agreements, representations, warranties and other statements of the Issuers and the Initial Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Initial Purchasers or any controlling person of the Initial Purchasers, any of the Issuers, or an officer or director or controlling person of any of the Issuers, and shall survive delivery of and payment for the Securities.

          10.  Termination.  The obligations of the Initial Purchasers hereunder
               -----------
may be terminated by the Initial Purchasers by notice given to and received by the Company prior to delivery of and payment for the Securities, if, prior to that time, any of the events described in Section 7(d), 7(k) or 7(l) shall have occurred or if the Initial Purchasers shall decline to purchase the Securities for any reason permitted under this Agreement.

          11.  Default by Initial Purchasers.  (a)  If any Initial Purchaser
               -----------------------------
shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, the non-defaulting Initial Purchaser may in its discretion arrange for it or another party or other parties to purchase such Securities on the terms contained herein. If within 24 hours after such default by any Initial Purchaser the non-defaulting Initial Purchaser does not arrange for the purchase of such Securities, then the Issuers shall be entitled to a further period of 24 hours within which to procure another party or other parties satisfactory to the non-defaulting Initial Purchaser to purchase such Securities on such terms. In the event that, within the respective prescribed periods, the non-defaulting Initial Purchaser notifies the Issuers that it has so arranged for the purchase of such Securities, or the Issuers notify the non-defaulting Initial Purchaser that they have so arranged for the purchase of such Securities, the non-defaulting Initial Purchaser or the Issuers shall have the right to postpone the Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Final Offering Memorandum or in any other documents or arrangements, and the Issuers agree to prepare promptly any amendments or supplements to the Final Offering Memorandum which in the opinion of the non-defaulting Initial Purchaser may thereby be made necessary. The term "Initial Purchasers" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

          (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser by the non-defaulting Initial Purchaser or the Issuers as provided in subsection (a) above, the aggregate principal amount of such Securities which remain unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, then this Agreement shall thereupon terminate without liability on the part of any non-defaulting Initial Purchaser or the Issuers, except for the expenses to be borne by the Issuers as provided in Section 7 and the indemnity agreement in Section 8, but nothing herein shall relieve a defaulting Initial Purchaser from liability for its default.

          12.  Default by the Issuers.  If (a) the Issuers shall fail to tender
               ----------------------
the Securities for delivery to the Initial Purchasers for any reason or (b) the Initial Purchasers shall decline to purchase the Securities for any reason permitted under this Agreement (including the termination of this Agreement pursuant to Section 10), the Issuers shall jointly and severally reimburse the Initial Purchasers for the reasonable fees and expenses of its counsel and for such other reasonable out-of-pocket expenses as shall have been incurred by it in connection with this Agreement and the proposed purchase of the Securities, and upon demand the Issuers shall jointly and severally pay the full amount of such fees and expenses to the Initial Purchasers.

          13.  Notices.  All statements, requests, notices and agreements
               -------
hereunder shall be in writing or by written telecommunication, and shall be sufficient in all respects if delivered or sent by registered mail, if to the Initial Purchasers, to Alex. Brown & Sons Incorporated at 1290 Avenue of the Americas, 10th Floor, New York, New York 10104, Attention: High Yield Department; and if to any of the Issuers, to Radnor Holdings Corporation, 3 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, PA 19087,
Attention:  Treasurer.

          14.  Parties.  This Agreement shall be binding upon, and inure solely
               -------
to the benefit of, the Initial Purchasers, the Issuers, and, to the extent provided in Section 8 hereof, the officers and directors of the Issuers and each person who controls the Issuers or the Initial Purchasers and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from the Initial Purchasers shall be deemed a successor or assign by reason merely of such purchase.

          15.  Headings.  The headings of the sections of this Agreement have
               --------
been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

          16.  Time of Essence.  Time shall be of the essence of this Agreement.
               ---------------

          17.  Governing Law.  This Agreement shall be construed in accordance
               -------------
with the laws of the State of New York.

          18.  Counterparts.  This Agreement may be executed by any one or more
               ------------
of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                           [Signature Pages Follow]

          If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement among you and the Issuers.

                              Very truly yours,

                              RADNOR HOLDINGS CORPORATION


                              By: /s/ Michael T. Kennedy
                                 ---------------------------------
                                 Name: Michael T. Kennedy
                                 Title: President


                              WINCUP HOLDINGS, INC.


                              By: /s/ Michael T. Kennedy
                                 ---------------------------------
                                 Name: Michael T. Kennedy
                                 Title: President


                              WINCUP HOLDINGS, L.P.


                              By: /s/ Michael T. Kennedy
                                 ---------------------------------
                                 Name: Michael T. Kennedy
                                 Title: President


                              SP ACQUISITION CO. *


                              By: /s/ Michael T. Kennedy
                                 ---------------------------------
                                 Name: Michael T. Kennedy
                                 Title: President


_____________________

*  Only upon consummation of the StyroChem Acquisition on the Closing Date.

                              STYROCHEM INTERNATIONAL, INC. *


                              By: /s/ Michael T. Kennedy
                                 ------------------------------
                                 Name: Michael T. Kennedy
                                 Title: President


                              STYROCHEM INTERNATIONAL, LTD. *


                              By: /s/ Michael T. Kennedy
                                 ------------------------------
                                 Name: Michael T. Kennedy
                                 Title: President


Accepted as of the date hereof:

ALEX. BROWN & SONS INCORPORATED



By: /s/ Thomas J. Hopkins
   --------------------------
   Name: Thomas J. Hopkins
   Title: Principal

NATWEST CAPITAL MARKETS LIMITED


By: /s/ Charles A. Phillips
   ----------------------------
   Name: Charles A. Phillips
   Title: Managing Director/Gleacher


_________________

*  Only upon consummation of the StyroChem Acquisition on the Closing Date.

                                                                      SCHEDULE 1

     Initial Purchasers                       Principal Amount
     ------------------
                                               of Securities
                                              ----------------
Alex. Brown & Sons Incorporated               $ 80,000,000
NatWest Capital Markets Limited                 20,000,000
                                              -------------
                                              $100,000,000

                                                                      SCHEDULE 2

                                    JURISDICTION OF
                                    INCORPORATION
     GUARANTORS                     OR FORMATION
     ----------                     ------------
WinCup Holdings, Inc.                    Delaware
WinCup Holdings, L.P.                    Delaware
SP Acquisition Co.*                      Delaware
StyroChem International, Inc.*           Texas
StyroChem International, Ltd.*           Quebec


___________________________

*  Only upon consummation of the StyroChem Acquisition on the Closing Date.

                                                                      SCHEDULE 3

                                      JURISDICTION OF
     GUARANTORS                     FOREIGN QUALIFICATION
     ----------                     ---------------------
WINCUP HOLDINGS, L.P.                  Arizona
                                       California
                                       Florida
                                       Georgia
                                       Illinois
                                       Louisiana
                                       Missouri
                                       New Jersey
                                       Ohio
                                       Pennsylvania
                                       Texas


WINCUP HOLDINGS, INC.                  Arizona*
                                       California
                                       Florida
                                       Georgia
                                       Illinois*
                                       Louisiana
                                       New Jersey
                                       Ohio
                                       Pennsylvania
                                       Texas
                                       Washington





____________________________

*  Only upon consummation of the Closing on the Closing Date.

                                   EXHIBIT A


                      TRANSFEREE LETTER OF REPRESENTATION


ALEX. BROWN & SONS INCORPORATED
NATWEST CAPITAL MARKETS LIMITED
 as Initial Purchasers in connection with the offering referred to below

Radnor Holdings Corporation
c/o Alex. Brown & Sons Incorporated
Attn: High Yield Department
1290 Avenue of the Americas
10th Floor
New York, NY  10104


Dear Ladies and Gentlemen:

          In connection with our proposed purchase of $________ aggregate principal amount of 10% Senior Notes due 2003 (the "Notes") of Radnor Holdings
                                                    -----
Corp., a Delaware corporation (the "Company"), we confirm that:
                                    -------

          1. We understand that the Senior Notes and the Guarantees thereon (together, the "Securities") have not been registered under the Securities
                     ----------
     Act of 1933, as amended (the "Securities Act") or under the securities laws
                                   --------------
     of any state and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Securities to offer, sell or otherwise transfer such Securities prior to the date which is three years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Securities (or any predecessor thereto) (the "Resale Restriction
                                                   ------------------
     Termination Date") only (a) to the Company, (b) pursuant to a registration
     ----------------
     statement which has been declared effective under the Securities Act, (c) so long as the Securities are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own
                                             ---
     account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales to non-U.S. persons that occur outside the United States within the meaning of Regulation S under the Securities Act, (e) to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is purchasing for his own account or for the account of such an institutional "accredited investor," in each case in a minimum principal amount of Senior Notes of $250,000, for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Securities is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of subparagraph
     (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act and that it is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. We acknowledge on our own behalf and on behalf of any investor account for which we are purchasing Securities that the Company and the Trustee reserve the right prior to any offer, sale or other transfer prior to the Resale Restriction Termination Date of the Securities pursuant to clauses (d), (e) or (f) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Trustee.

          2. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) purchasing for our own account or for the account of such an institutional "accredited investor," and we are acquiring the Securities for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investments.

          3. We are acquiring at least $250,000 principal amount of the Senior Notes and we are acquiring the Securities purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion.

          4. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                    Very truly yours,



                                    ________________________
                                    (Name of Purchaser)


                                    By:_____________________
                                    Date:___________________


          Upon transfer the Senior Notes should be registered in the name of the new beneficial owner as follows:

Name:  ______________________

Address:_____________________

Taxpayer ID Number:__________

                                   EXHIBIT B


                 FORM OF OPINION OF DUANE, MORRIS & HECKSCHER

(pursuant to Section 7(h)(i) of the Purchase Agreement)

Capitalized terms are used as defined in the Purchase Agreement.

          (a) Each of the Company, WinCup Holdings, Inc., WinCup Holdings, L.P. and SP Acquisition Co. (the above Guarantors being referred to herein as the

"Delaware Subsidiaries") has been duly incorporated or organized and is validly
----------------------
existing as a corporation or a limited partnership in good standing under the laws of the State of Delaware, with corporate or partnership power and authority to own its properties and to conduct its affairs as described in the Final Offering Memorandum. Each of the Company and the Guarantors has been duly qualified as a foreign corporation or limited partnership for the transaction of business and is in good standing under the laws of each jurisdiction set forth beside the Company's or such Subsidiary's name on Schedule 3 to the Purchase Agreement.

          (b) As of the date hereof (after giving effect to the Acquisitions and the Other Financings), (i) all of the outstanding shares of capital stock of the Company are duly and validly authorized and issued and are fully paid and non-assessable, and are owned of record free and clear, to such counsel's knowledge, of all liens, encumbrances, equities or claims; (ii) such counsel has no knowledge of any outstanding options, warrants or other rights, calling for the issuance of, or any commitments, plans, or arrangements to issue any shares of capital stock of, the Company or any security convertible or exchangeable or exercisable for capital stock of the Company except, in each case, as described in the Final Offering Memorandum; (iii) all of the issued shares of capital stock of each of the Delaware Subsidiaries are duly and validly authorized and issued, fully paid and non-assessable and are owned of record directly by the Company or a wholly-owned Subsidiary, and such counsel has no knowledge of any encumbrances, equities or claims on such shares; (iv) all partnership interests of the Joint Venture are owned of record directly or indirectly by the Company or a wholly-owned Subsidiary, and such counsel has no knowledge of any liens, encumbrances, equities or claims on such interests; and (v) such counsel has no knowledge of any outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any equity interests of any Delaware Subsidiary except, in each case, as described in the Final Offering Memorandum.

          (c) The Purchase Agreement has been duly authorized, executed and delivered by the Company and each of the Delaware Subsidiaries.

          (d) The Indenture has been duly authorized, executed and delivered by the Company and each of the Delaware Subsidiaries and, assuming due authorization, execution and delivery by the other parties thereto, is a legal, valid and binding agreement of the Company and the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and except as the enforceability of the Indenture is subject to the application of general principles of equity (regardless of whether considered in a proceeding in at law or in equity) including, without limitation, (i) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (ii) concepts of materiality, reasonableness, good faith and fair dealing. The Indenture conforms in all material respects to the description thereof set forth in the Final Offering Memorandum.

          (e) The Notes have been duly and validly authorized and, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, (i) will be legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and except as the enforceability of the Notes is subject to the application of general principles of equity (regardless of whether considered in a proceeding at law or in equity) including, without limitation, (A) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (B) concepts of materiality, reasonableness, good faith and fair dealing and (ii) will be entitled to the benefits of the Indenture. The Securities conform in all material respects to the description thereof set forth in the Final Offering Memorandum under the heading "Description of the Notes."

          (f) The Guarantees have been duly and validly authorized by the Delaware Subsidiaries and, when the Notes have been executed by the Company and authenticated, and the Guarantees have been executed by the Guarantors, in accordance with the terms of the Indenture and the Guarantees have been delivered to the Initial Purchasers in accordance with the terms of the Purchase Agreement, the Guarantees (i) will be legal, valid and binding obligations of the Guarantors enforceable against the Guarantors in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and except as the enforceability of the Guarantees is subject to the application of general principles of general equity (regardless of whether considered in a proceeding at law or in equity) including, without limitation, (i) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (ii) concepts of materiality, reasonableness, good faith and fair dealing and (ii) will be entitled to the benefits of the Indenture. Such counsel may assume, in rendering the opinion expressed in this paragraph (f), that, at the time of the execution and delivery by each of the Guarantors of the Guarantees, each Guarantor is, and after giving effect to any payment by such Guarantor under the Guarantee (or any other provision of the Indenture under which such Guarantor agrees to be liable for the payment of principal of, premium, if any, and interest on the Notes) such Guarantor will be, Solvent and that adequate consideration exists, in the case of each Guarantor, for its execution, delivery and performance of the Guarantee (and its agreements in respect of any such other provision).

          (g) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and each of the Delaware Subsidiaries and, assuming due authorization, execution and delivery by the other parties thereto, is a legal, valid and binding agreement of the Company and the Guarantors enforceable against the Company and the Guarantors in accordance with its terms, except (i) as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and except as the enforceability of the Registration Rights Agreement is subject to the application of general principles of equity (regardless of whether considered in a proceeding at law or in equity) including, without limitation,
(A) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (B) concepts of materiality, reasonableness, good faith and fair dealing, and (ii) for limitations on the enforceability of indemnification provisions imposed by law or public policy. The Registration Rights Agreement conforms in all material respects to the description thereof set forth in the Final Offering Memorandum.

          (h) The execution, delivery and performance by the Company and each of the Guarantors of the Purchase Agreement, the Indenture, the Securities and the Registration Rights Agreement, in each case to the extent the Company and each of the Guarantors is a party, and the performance by the Company and each of the Guarantors of its obligations thereunder, including, without limitation, the issuance, sale and delivery of the Securities, the performance by the Company and each of the Guarantors of its obligations on or prior to the Closing Date with respect to the Acquisitions and the Other Financings, and the execution, delivery and performance by the Company or any Guarantor of the Other Transaction Documents, do not and will not (1) to our knowledge, result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, bank loan or credit agreement, lease or other agreement or instrument to which the Company or any Guarantor is a party or by which the Company or any Guarantor is bound or to which any of the property or assets of the Company or any Guarantor is subject, (2) result in any violation of the provisions of the Certificate of Incorporation or Certificate of Limited Partnership or the By-laws or Agreement of Limited Partnership, as the case may be, in each case as amended, of the Company or any Delaware Subsidiary, (3) result in any violation of the provisions of any statute known by such counsel to be applicable to the Company or any Guarantor, or any order known to such counsel, or rule or regulation known by such counsel to be applicable to the Company or any Guarantor of any court or governmental agency or body having jurisdiction over the Company or any Guarantor or any of its properties (other than state securities or Blue Sky laws, as to which such counsel need express no opinion), (4) to our knowledge, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Company or any Guarantor, except pursuant to the terms of the Indenture or the Credit Agreements, or (5) to our knowledge, constitute a default under any ordinance, license or permit, except, in the case of the events specified in clauses (1),
(4) and (5) above, for such breaches, conflicts, violations or defaults which would not have a Material Adverse Effect.

          (i) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities or the performance by the Company and each of the Guarantors of its obligations under the Purchase Agreement, the Indenture and the Registration Rights Agreement or the consummation of the Acquisitions or the Other Financings, including, without limitation, the issuance, sale and delivery of the Securities and the execution, delivery and performance by the Company and the Guarantors of the Other Transaction Documents, except such consents, approvals, authorizations, registrations or qualifications as have been obtained or as may be required under state securities or Blue Sky laws in connection with the offer and sale of the Securities, and as may be required by the Securities Act, the securities or Blue Sky laws of the various states and the Trust Indenture Act in conjunction with an exchange offer for, or registered resale of, the Securities pursuant to the Registration Rights Agreement; and the Company and each Delaware Subsidiary has corporate or partnership power and authority to enter into and perform its obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Other Transaction Documents and to issue, sell and deliver the Securities to be sold by the Issuers to the Initial Purchasers as provided in the Purchase Agreement.

          (j) The Stock Purchase Agreement, the Non-Competition Agreement, the Consulting Agreement and Partnership Interest Purchase Agreement, Sales Agent Extension and Modification

Agreement, License Extension and Modification Agreement, the Equipment Use Extension and Modification Agreement, assuming due authorization, execution and delivery by Richard Davidovich, James River Paper Company and the other parties thereto, as the case may be, are legal, valid and binding agreements of the Company and each Guarantor that is a party thereto, enforceable against each of them in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and except as the enforceability of such agreements is subject to the application of general principles of equity (regardless of whether in a proceeding at law or in equity) including, without limitation, (i) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (ii) concepts of materiality, reasonableness, good faith and fair dealing.

          (k) Such counsel has no knowledge of any legal or governmental proceedings pending or threatened to which the Company or any Guarantor is a party or of which any property of the Company or any Guarantor is the subject that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

          (l) Such counsel has no knowledge that any of the Company or any Delaware Subsidiary is in violation of any term or provision of its Certificate of Incorporation or Certificate of Limited Partnership or By-Laws or Agreement of Limited Partnership, as the case may be, in each case as amended to the date hereof.

          (m) Such counsel has no knowledge of any legal or governmental proceedings, Material Licenses, contracts or documents of a character required by the representations of the Company or the Delaware Subsidiaries in the Purchase Agreement to be described in the Final Offering Memorandum which are not described as required.

          (n) Neither the Company nor any of the Guarantors is an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act and the rules and regulations of the Commission promulgated thereunder.

          (o) Assuming that the representations and warranties of the Initial Purchasers set forth in the Purchase Agreement are true and correct, the representations and warranties of the Issuers set forth in Section 1(aa) through 1(ag) of the Purchase Agreement are true and correct and, with respect to any institutional "accredited investors," the representations and warranties contained in the Transferee Letter of Representations set forth in Exhibit A to the Purchase Agreement are true and correct, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers or in connection with the initial resale of the Securities, in each case in the manner contemplated by the Purchase Agreement and the Final Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act. The Indenture is in sufficient form in all material respects for qualification under the Trust Indenture Act and the rules and regulations of the Commission promulgated thereunder.

          (p) When the Securities are issued and delivered pursuant to the Purchase Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Issuers, if any, which are listed on a national securities exchange registered under Section 6 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder or quoted in a U.S. automated interdealer quotation system. Accordingly, the offer and sale of the Securities in the manner contemplated by the Purchase Agreement and the Final Offering Memorandum will be in compliance with paragraph (d)(3) of Rule 144A under the Securities Act.

          (q) The Final Offering Memorandum appears on its face to comply as to form in all material respects with the applicable requirements of paragraph
(d)(4) of Rule 144A under the Securities Act (except that such counsel need express no opinion or belief as to the financial statements or other financial data included in or omitted from the Final Offering Memorandum).

          (r) The statements set forth in the Final Offering Memorandum under the caption "Certain Federal Income Tax Considerations" are accurate and complete in all material respects and fairly present the information set forth therein.

          In addition, such counsel shall state that they have participated in conferences with officers and representatives of the Issuers, representatives of Arthur Andersen LLP and Deloitte & Touche LLP, independent auditors for the Company and StyroChem, respectively, and representatives of the Initial Purchasers and their counsel at which conferences the contents of the Final Offering Memorandum were discussed. Although such counsel has not investigated or verified independently, and does not pass upon or assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Final Offering Memorandum, such counsel shall state that, based upon the foregoing, they have no knowledge that the Final Offering Memorandum, as of its date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel need express no view as to the financial statements and other financial data included in or omitted from the Final Offering Memorandum.

          Such counsel need express no opinion as to the laws of any jurisdiction other than the laws of the State of New York, the General Corporation Law of the State of Delaware, the Delaware Revised Uniform Limited Partnership Act and the federal laws of the United States. In addition to relying on Texas and Quebec counsel as contemplated by Section 7(h) of the Purchase Agreement, such counsel may also rely on the opinion delivered by counsel to the Sellers pursuant to the Stock Purchase Agreement with respect to the opinions in paragraphs (b)(iii), (b)(v), (j) and (k) hereof.

          Such counsel may also state that, when reference is made in such opinion to such counsel's "knowledge", such reference means the actual knowledge attributable to such counsel's representation of the Company of only those attorneys who have given substantive attention to the transactions contemplated by the Purchase Agreement and the Other Transaction Documents.

          Such counsel may also state that, in rendering the opinions set forth in paragraphs (d), (e), (f), (g) and (j) above, such counsel expresses no opinion with respect to (i) any provision of any of the Indenture, the Registration Rights Agreement and the Stock Purchase Agreement insofar as it provides for the payment or reimbursement of costs and expenses or indemnification for claims, losses, or liabilities in excess of a reasonable amount determined by a court or other tribunal, (ii) the ability of any party to collect attorneys' fees and costs in an action involving any of the Indenture, the Registration Rights Agreement and the Stock Purchase Agreement if such party is not the prevailing party in such action or to the extent such fees and costs are greater than such fees and costs as may be determined to be reasonable by a court or other tribunal or (iii) any provisions of the Indenture, the Registration Rights Agreement and the Stock Purchase Agreement providing for liquidated damages, if the amount of such damage is found to be in the nature of a penalty.

                                   EXHIBIT C


                     FORM OF OPINION OF STIKEMAN, ELLIOTT

(pursuant to Section 7(h)(ii) of the Purchase Agreement)

Capitalized terms are used as defined in the Purchase Agreement.

          (a) StyroChem International, Ltd. ("StyroChem Ltd.") has been
                                              --------------
incorporated and is validly existing as a corporation under the laws of the Province of Quebec, with corporate power and authority to own its properties and to conduct its affairs as described in the Final Offering Memorandum.

          (b) As of the date hereof (after giving effect to the Acquisitions and the Other Financings), all of the outstanding shares of capital stock of StyroChem Ltd. are duly and validly authorized and issued, are non-assessable if fully paid, and are owned of record by BankMont & Co.; there are, to such counsel's knowledge, which knowledge is based solely on a review of the minute books of StyroChem Ltd. as furnished to such counsel, no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any equity interests of StyroChem Ltd.

          (c) The Purchase Agreement has been authorized by all necessary corporate action on the part of StyroChem Ltd. and has been duly executed and delivered by StyroChem Ltd.

          (d) The Indenture has been authorized by all necessary corporate action on the part of StyroChem Ltd. and has been duly executed and delivered by StyroChem Ltd.

          (e) The execution, delivery and performance by StyroChem Ltd. of the Purchase Agreement, the Indenture, the StyroChem Ltd. Guarantee and the Registration Rights Agreement, in each case to which it is a party, and the performance by StyroChem Ltd. of its obligations thereunder, including, without limitation, the execution of the StyroChem Ltd. Guarantee, the performance by StyroChem Ltd. of its obligations on or prior to the Closing Date with respect to the Acquisitions and the Other Financings, and the execution, delivery and performance by StyroChem Ltd. of the Canadian Credit Agreement, do not and will not (1) result in any violation of the provisions of the Articles of Incorporation, Articles of Amendment or the By-laws, in each case as amended, of StyroChem Ltd. or (2) result in any violation of the laws of the Province of Quebec or federal laws of Canada applicable therein.

          (f) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the execution of the StyroChem Ltd. Guarantee or the consummation by StyroChem Ltd. of the other transactions contemplated by the Purchase Agreement, the Indenture and the Registration Rights Agreement or the consummation of the Other Financings, including, without limitation, the execution of the StyroChem Ltd. Guarantee and the execution, delivery and performance by StyroChem Ltd. of the Canadian Credit Agreement; and StyroChem Ltd. has corporate power and authority to enter into and perform its obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Canadian Credit Agreement and to execute the StyroChem Ltd. Guarantee for the benefit of the Initial Purchasers as provided in the Purchase Agreement.

          (g) The Credit Agreements have been authorized by all necessary corporate action on the part of StyroChem Ltd. and have been duly executed and delivered by StyroChem Ltd. to the extent that it is a party thereto.

                                   EXHIBIT D


                 FORM OF OPINION OF WINSTEAD SECHREST & MINICK

(pursuant to Section 7(h)(iii) of the Purchase Agreement)

Capitalized terms are used as defined in the Purchase Agreement.

          (a) StyroChem International, Inc. ("StyroChem International") has been
                                              -----------------------
duly incorporated and is validly existing as a corporation under the laws of the State of Texas, with corporate power and authority to own its properties and to conduct its affairs as described in the Final Offering Memorandum.

          (b) As of the date hereof (after giving effect to the Acquisitions and the Other Financings), all of the outstanding shares of capital stock of StyroChem International are duly and validly authorized and issued, fully paid and non-assessable, are owned of record directly by the Company or a Wholly-Owned Subsidiary, free and clear of all liens, encumbrances, equities or claims; there are, to such counsel's knowledge, no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any equity interests of StyroChem International.

          (c) The Purchase Agreement has been duly authorized, executed and delivered by StyroChem International.

          (d) The Indenture has been duly authorized, executed and delivered by StyroChem International.

          (e) The execution, delivery and performance by StyroChem International of the Purchase Agreement, the Indenture, the Securities and the Registration Rights Agreement, in each case to it is a party, and the performance by StyroChem International of its obligations thereunder, including, without limitation, the issuance, sale and delivery of the Securities, the performance by StyroChem International of its obligations on or prior to the Closing Date with respect to the Acquisitions and the Other Financings, and the execution, delivery and performance by StyroChem International of the Other Transaction, do not and will not (1) result in any violation of the provisions of the Articles of Incorporation or the By-laws, in each case as amended, of StyroChem International or (2) result in any violation of the provisions of any statute, or any order known to such counsel, or rule or regulation of any court or governmental agency or body having jurisdiction over StyroChem International or any of its properties (other than state securities or Blue Sky laws, as to which such counsel need express no opinion).

          (f) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issuance and sale of the Securities or the consummation of the other transactions contemplated by the Purchase Agreement, the Indenture and the Registration Rights Agreement or the consummation of the Acquisitions or the Other Financings, including, without limitation, the issuance, sale and delivery of the Securities and the execution, delivery and performance by StyroChem International of the Other Transaction, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the offer and sale of the Securities or such shares, and as may be required by the Securities Act, the securities or Blue Sky laws of the various states and the Trust Indenture Act in conjunction with an exchange offer for, or registered resale of, the Securities pursuant to the Registration Rights Agreement; and StyroChem International has corporate power and authority to enter into and perform its obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Other Transaction Documents and to issue, sell and deliver the Securities to be sold by the Issuers to the Initial Purchasers as provided in the Purchase Agreement.

          (g) The Credit Agreements have been duly authorized, executed and delivered by StyroChem International to the extent that it is a party thereto.

          (h) To such counsel's knowledge, StyroChem International is in not in violation of any term or provision of its Articles of Incorporation or By-Laws, in each case as amended to the date hereof.

                                      D-2